CONSENT OF INDEPENDENT AUDITORS
                      -------------------------------



The Board of Directors and Stockholders
Vari-L Company, Inc.


     We consent to the incorporation by reference of our report on the financial statements of Vari-L Company, Inc. as of December 31, 1998 and 1997 and for the years then ended in the Company's Registration Statement on Form S-8.




                              /s/Haugen, Springer & Co., P.C.
                              HAUGEN, SPRINGER & CO., P.C.

June 29, 1999